                                EXHIBIT 24

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc. does hereby appoint Jae M. Maxfield, Linda R. Pitsch and Thomas Lampen, and each of them severally, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any and all amendments thereto, and to file it and them with the Securities and Exchange Commission.


          DATE


     FEBRUARY 10, 1998                     S/ LAWRENCE D. BRADFORD
                                           (Signature)


                                           LAWRENCE D. BRADFORD
                                           (Please print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc. does hereby appoint Jae M. Maxfield, Linda R. Pitsch and Thomas Lampen, and each of them severally, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any and all amendments thereto, and to file it and them with the Securities and Exchange Commission.


          DATE


     FEBRUARY 9, 1998                      S/ WILLIAM F. CUTLER, JR.
                                           (Signature)


                                           WILLIAM F. CUTLER, JR.
                                           (Please print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc. does hereby appoint Jae M. Maxfield, Linda R. Pitsch and Thomas Lampen, and each of them severally, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any and all amendments thereto, and to file it and them with the Securities and Exchange Commission.


          DATE


     FEBRUARY 6, 1998                      S/ L. EDMOND EARY, JR. M.D.
                                           (Signature)


                                           L. EDMOND EARY, JR. M.D.
                                           (Please print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc. does hereby appoint Jae M. Maxfield, Linda R. Pitsch and Thomas Lampen, and each of them severally, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any and all amendments thereto, and to file it and them with the Securities and Exchange Commission.


          DATE


     FEBRUARY 9, 1998                      S/ LEWIS EMMONS
                                           (Signature)


                                           LEWIS EMMONS
                                          (Please print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc. does hereby appoint Jae M. Maxfield, Linda R. Pitsch and Thomas Lampen, and each of them severally, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any and all amendments thereto, and to file it and them with the Securities and Exchange Commission.


          DATE


     FEBRUARY 6, 1998                      S/ STEWART GOODFELLOW
                                           (Signature)


                                           STEWART GOODFELLOW
                                           (Please print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc. does hereby appoint Jae M. Maxfield, Linda R. Pitsch and Thomas Lampen, and each of them severally, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any and all amendments thereto, and to file it and them with the Securities and Exchange Commission.


          DATE


     FEBRUARY 10, 1998                     S/ JON E. PIKE
                                           (Signature)


                                           JON E. PIKE
                                           (Please print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc. does hereby appoint Jae M. Maxfield, Linda R. Pitsch and Thomas Lampen, and each of them severally, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any and all amendments thereto, and to file it and them with the Securities and Exchange Commission.


          DATE


     FEBRUARY 9, 1998                      S/ LINDA R. PITSCH
                                           (Signature)


                                           LINDA R. PITSCH
                                           (Please print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc. does hereby appoint Jae M. Maxfield, Linda R. Pitsch and Thomas Lampen, and each of them severally, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any and all amendments thereto, and to file it and them with the Securities and Exchange Commission.


          DATE


     FEBRUARY 11, 1998                     S/ ANDREW ZAMAIRA
                                           (Signature)


                                           ANDREW ZAMIARA
                                           (Please print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc. does hereby appoint Jae M. Maxfield, Linda R. Pitsch and Thomas Lampen, and each of them severally, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-KSB for its fiscal year ended December 31, 1997, and any and all amendments thereto, and to file it and them with the Securities and Exchange Commission.


          DATE


     FEBRUARY 6, 1998                      S/ FRANK G. BERRIS
                                           (Signature)


                                           FRANK G. BERRIS
                                           (Please print name)